Exhibit 99.2

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                        (212) 272-2000; (212) 272-7294 fax
--------------------------------------------------------------------------------
        IMC HOME EQUITY LOAN OWNER TRUST 1998-4: Computational Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fax to:                                                  Date:
Company:                                # Pages (incl. cover):
Fax No:                                              Phone No:
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From:                                                Phone No:
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               STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


        DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
                 OF THECOLLATERAL IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

POOL SUMMARY  (complete collateral tables on pages 7-13)
Number of Loans:                                            4,337
Current Balance:                                            $395,573,642
Average Balance:                                            $91,209
Minimum Balance:                                            $11,258
Maximum Balance:                                            $660,148
Wtd Average Coupon:                                         10.17%
Original Term (months):                                     359
Seasoning (months):                                         5
Combined Loan-To-Value:                                     77.83%
Wtd Avg Initial Periodic Rate Cap:                          2.56%
Wtd Avg Subsequent Periodic Rate Cap:                       1.07%
Wtd Avg Life Cap:                                           16.64%
Wtd Avg Months to Roll:                                     18


BOND SENSITIVITY TO PREPAYMENTS


TO CALL
                                                        CPR
-------------------------------------------------------------------------------------------------------------
CLASS A                    0%            15%            22.5%          30%           37.5%          45%
-------------------------------------------------------------------------------------------------------------
AVG LIFE                   21.26         5.03           3.30           2.39          1.83           1.45
FIRST PAY                  07/98         07/98          07/98          07/98         07/98          07/98
LAST PAY                   04/27         12/11          5/07           11/04         05/03          05/02
WINDOW (YEARS)             28.83         13.50          8.92           6.42          4.92           3.92
-------------------------------------------------------------------------------------------------------------


TO MATURITY
                                                        CPR
-------------------------------------------------------------------------------------------------------------
CLASS A                    0%            15%            22.5%          30%           37.5%          45%
-------------------------------------------------------------------------------------------------------------
AVG LIFE                   21.30         5.43           3.59           2.60          1.99           1.58
FIRST PAY                  07/98         07/98          07/98          07/98         07/98          07/98
LAST PAY                   04/28         09/24          02/18          12/12         08/09          04/07
WINDOW (YEARS)             29.83         26.25          19.67          14.50         11.17          8.83
-------------------------------------------------------------------------------------------------------------


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


PRICING INFORMATION

                                                         Spread              Average                   Ratings
Class                             Size                  to LIBOR          Life to Call               Moody's/S&P
----------------------------------------------------------------------------------------------------------------
A Notes                      $600,000,000                  [%]                2.39                     Aaa/AAA
----------------------------------------------------------------------------------------------------------------


Pricing Speed:                    30% CPR

Payment Date:                     The 20th day of each month (or the next
                                  Business Day thereafter) commencing on July
                                  20, 1998.

Interest Accrual Period:          Interest will accrue from the last Payment
                                  Date (or from the Closing Date in the case of the first Payment Date) to the day before the related Payment Date based on an Actual/360 day year.

Payment Delay:                    0 Days

Settlement (Closing) Date:        On or about June 26, 1998.

Statistical Cut-off Date:         June 1, 1998 (close of business)

Stated Final Payment Date:        August 20, 2029, although it is anticipated
                                  that the Actual Final Payment Date for the Notes will occur significantly earlier than the Stated Final Payment Date.

Optional Redemption:              The holders of Residual Interests exceeding in
                                  the aggregate a 50% interest may, at their option effect an early redemption of the Notes and terminate the Trust on any Payment Date on or after the Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price. In addition, the Note Insurer will have rights under limited circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

Redemption Date:                  The Redemption Date is the first Monthly
                                  Remittance Date on which the aggregate Loan
                                  Balance of the Home Equity Loans has declined to less than 10% of the sum of (x) the aggregate Loan Balance of the Initial Home
                                  Equity Loans as of the Cut-Off Date and (y) the original Prefunded Amount.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF SECURITIES

Title of Securities:              IMC Home Equity Loan Owner Trust 1998-4

Notes:                            $600 million (single class)

Certificates:                     Residual Interest (not offered hereby)

Lead Underwriter:                 PaineWebber Incorporated

Co-Underwriters:                  Bear, Stearns and Co. Inc.
                                  Deutsche Bank Securities Inc.
                                  Nomura Securities International, Inc.

Seller and Servicer:              IMC Mortgage Company
                                  Headquartered in Tampa, FL

Depositor:                        IMC Securities, Inc.

Owner Trustee:                    Wilmington Trust Company

Indenture Trustee:                The Chase Manhattan Bank

Pre-Funding Account:              On the Closing Date, [$150,000,000] will be
                                  deposited in an account (the "Pre-Funding
                                  Account") and will be used to acquire
                                  Subsequent Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of
                                  (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 and (ii) [August 15, 1998].

Statistical Calculation Date:     The collateral described herein and in the
                                  prospectus supplement represents the pool of Home Equity Loans as of the Statistical
                                  Calculation Date of June 1, 1998. It is
                                  anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be at least
                                  $450,000,000.

Home Equity Loans:                - First lien, adjustable rate mortgage loans.
                                  - 1-4 Family residential properties.
                                  - Substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                                  - Approximately 60.31% of the Home Equity
                                  Loans bear prepayment penalties.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

Form of Offering:                 Book-Entry form, same-day funds through DTC,
                                  Euroclear, and CEDEL.

Denominations:                    Minimum denominations of $25,000 and multiples
                                  of $1,000 thereafter.

Note Rate:                        On each Payment Date, the "Note Rate" will be
                                  equal to the lesser of (x) the Formula Note
                                  Rate and (y) the Available Funds Cap.

                                  The "Formula Note Rate" for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Redemption Date, One Month LIBOR plus _% per annum and (ii) with respect to any Payment Date thereafter, One Month LIBOR plus _% per annum and (y) 15.00% per annum.

Available Funds Cap:              The "Available Funds Cap" is the weighted
                                  average of the Coupon Rates on the Home Equity
                                  Loans, less (i) prior to January 1999,
                                  [.63375%] per annum and (ii) on and after January 1999, [1.13375%] per annum.

Available Funds Cap
Carry Forward Amount:             If, on any Payment Date, the Available Funds
                                  Cap limits the Note Rate (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note
                                  Rate, until paid (such shortfall, together with such accrued interest, the "Available
                                  Funds Cap Carry Forward Amount").

                                  The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on Future Payment Dates, and (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimbursable amounts, or to the Owners of the Residual Interests.

Servicing/Other Fees:             The collateral is subject to certain fees,
                                  including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and trustee fees.

Advancing by Servicer:            The Servicer is required to advance from its
                                  own funds any delinquent payment of interest
                                  (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency
                                  Advances").


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

Credit Enhancement:               Credit enhancement with respect to the Notes
                                  will be provided by (a) the
                                  overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the MBIA
                                  Insurance Corporation ("MBIA") Policy.

                                  Overcollateralization: Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                                  MBIA Insurance Policy: MBIA (the "Note
                                  Insurer") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, MBIA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of Available Funds Cap Carry- Forward Amounts. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

Federal Tax Aspects:              The trust will be an Owner Trust. No election
                                  will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse debt obligations of the trust.

ERISA Considerations:             Subject to the discussion in the Prospectus
                                  Supplement and Prospectus, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:                The Notes will NOT constitute
                                  "mortgage-related securities" for purposes of
                                  SMMEA.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE

Aggregate Field                   Description   Count       Balance    Pool%

 State                                 Alaska      7          718,038   0.18
                                      Arizona     65        6,755,491   1.71
                                     Arkansas      9          461,401   0.12
                                   California    298       43,009,112  10.87
                                     Colorado    117       12,496,140   3.16
                                  Connecticut    123       12,889,605   3.26
                                     Delaware     12          889,950   0.23
                         District of Columbia      5          447,980   0.11
                                      Florida    225       20,419,171   5.16
                                      Georgia     83        8,805,596   2.23
                                       Hawaii     23        3,992,653   1.01
                                        Idaho     63        5,722,175   1.45
                                     Illinois    248       21,459,460   5.42
                                      Indiana    214       12,554,181   3.17
                                         Iowa     22        1,274,963   0.32
                                       Kansas     16          906,975   0.23
                                     Kentucky     32        2,077,412   0.53
                                    Louisiana     14          928,897   0.23
                                        Maine      6          683,974   0.17
                                     Maryland    115       11,228,894   2.84
                                Massachusetts    103       11,375,931   2.88
                                     Michigan    339       24,585,125   6.22
                                    Minnesota     78        5,979,944   1.51
                                  Mississippi      6          374,120   0.09
                                     Missouri     84        5,457,587   1.38
                                      Montana     17        1,578,821   0.40
                                     Nebraska      8          332,699   0.08
                                       Nevada     20        2,845,028   0.72
                                New Hampshire     11        1,077,800   0.27
                                   New Jersey    137       16,785,446   4.24
                                   New Mexico     88        8,273,773   2.09
                                     New York    269       28,191,084   7.13
                               North Carolina    192       15,191,749   3.84
                                 North Dakota      1           37,652   0.01
                                         Ohio    445       29,753,333   7.52
                                     Oklahoma     19          898,492   0.23
                                       Oregon     74        8,653,698   2.19
                                 Pennsylvania    136       11,570,267   2.92
                                 Rhode Island     33        2,927,819   0.74
                               South Carolina     34        2,697,351   0.68
                                 South Dakota      2          178,881   0.05
                                    Tennessee     25        1,910,874   0.48
                                        Texas    182       15,279,833   3.86
                                         Utah     77        8,580,598   2.17
                                      Vermont      3          244,873   0.06
                                     Virginia     39        4,190,941   1.06
                                   Washington     83        8,868,540   2.24
                                West Virginia     14        1,016,939   0.26
                                    Wisconsin    116        8,662,712   2.19
                                      Wyoming      5          329,668   0.08
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Combined LTV                10.001 to  15.000      1           14,994   0.00
                            20.001 to  25.000      9          269,210   0.07
                            25.001 to  30.000     10          385,683   0.10
                            30.001 to  35.000     14          773,392   0.20
                            35.001 to  40.000     28        1,417,934   0.36
                            40.001 to  45.000     38        2,183,280   0.55
                            45.001 to  50.000     57        3,643,150   0.92
                            50.001 to  55.000     71        4,554,324   1.15
                            55.001 to  60.000    128        8,635,766   2.18
                            60.001 to  65.000    296       21,633,707   5.47
                            65.001 to  70.000    478       36,580,836   9.25
                            70.001 to  75.000    733       64,298,416  16.25
                            75.001 to  80.000  1,324      127,674,526  32.28
                            80.001 to  85.000    621       63,970,501  16.17
                            85.001 to  90.000    479       54,016,796  13.66
                            90.001 to  95.000     23        2,770,508   0.70
                            95.001 to 100.000     27        2,750,621   0.70
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%



Aggregate Field                   Description   Count        Balance   Pool%

Current Coupon                 5.001 -  6.000      4          310,572   0.08
                               6.001 -  7.000      4          595,515   0.15
                               7.001 -  8.000     78       10,274,306   2.60
                               8.001 -  9.000    520       60,534,207  15.30
                               9.001 - 10.000  1,241      129,545,710  32.75
                              10.001 - 11.000  1,331      116,111,651  29.35
                              11.001 - 12.000    701       51,735,755  13.08
                              12.001 - 13.000    303       18,778,452   4.75
                              13.001 - 14.000    112        5,865,522   1.48
                              14.001 - 15.000     35        1,385,802   0.35
                              15.001 - 16.000      6          356,241   0.09
                              16.001 - 17.000      2           79,909   0.02
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Current Balance              Up to  25,000.00    123        2,569,955   0.65
                      25,000.01 to  50,000.00    887       34,645,804   8.76
                      50,000.01 to  75,000.00  1,169       72,609,876  18.36
                      75,000.01 to 100,000.00    762       66,363,769  16.78
                     100,000.01 to 125,000.00    547       61,329,003  15.50
                     125,000.01 to 150,000.00    313       43,082,399  10.89
                     150,000.01 to 175,000.00    180       29,103,839   7.36
                     175,000.01 to 200,000.00    115       21,406,342   5.41
                     200,000.01 to 250,000.00    121       26,753,466   6.76
                     250,000.01 to 300,000.00     58       15,796,568   3.99
                     300,000.01 to 350,000.00     43       13,811,502   3.49
                     350,000.01 to 400,000.00     13        5,003,551   1.26
                     400,000.01 to 450,000.00      1          419,515   0.11
                     450,000.01 to 500,000.00      3        1,475,939   0.37
                     500,000.01 to 550,000.00      1          541,967   0.14
                              Over 550,000.00      1          660,148   0.17
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Property Type             Two- to Four-Family    265       24,460,008   6.18
                                    Townhouse     17        1,701,402   0.43
                         Manufactured Housing     36        2,530,667   0.64
                                 Multi-Family     10          832,793   0.21
                                  Condominium    108        8,897,673   2.25
                       Single Family Attached     73        5,725,811   1.45
                       Single Family Detached  3,800      348,515,459  88.10
                     Planned Unit Development     27        2,846,150   0.72
                                    Mixed Use      1           63,680   0.02
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Months Since Origination               0 to 1    321       29,066,142   7.35
                                      2 to 12  3,946      359,547,904  90.89
                                     13 to 24     67        6,767,451   1.71
                                   25 or more      3          192,144   0.05
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Remaining Term                      Up to 120      2           52,413   0.01
                                   121 to 180     17        1,310,769   0.33
                                   181 to 240      5          524,077   0.13
                                   301 to 360  4,313      393,686,383  99.52
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Occupancy                      Owner Occupied  3,993      373,154,741  94.33
                               Investor Owned    329       21,022,301   5.31
                         Vacation/Second Home     15        1,396,601   0.35
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Lien Type                          First Lien  4,328      394,972,690  99.85
                                  Second Lien      9          600,953   0.15
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Life Cap                       6.001 -  7.000      1           60,772   0.02
                               7.001 -  8.000      1           57,762   0.01
                              10.001 - 11.000      3          384,558   0.10
                              11.001 - 12.000      6          487,460   0.12
                              12.001 - 13.000     11        1,790,872   0.45
                              13.001 - 14.000     48        6,284,044   1.59
                              14.001 - 15.000    266       31,693,186   8.01
                              15.001 - 16.000    891       94,346,079  23.85
                              16.001 - 17.000  1,345      129,915,432  32.84
                              17.001 - 18.000  1,017       82,628,623  20.89
                              18.001 - 19.000    466       32,752,372   8.28
                              19.001 - 20.000    180       10,345,889   2.62
                              20.001 - 21.000     76        3,575,169   0.90
                              21.001 - 22.000     15          689,776   0.17
                              22.001 - 23.000      2           44,796   0.01
                              26.001 - 27.000      1           75,522   0.02
                              30.001 - 35.000      7          414,087   0.10
                              35.001 - 40.000      1           27,243   0.01
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Life Floor                     2.001 -  3.000      1          134,854   0.03
                               3.001 -  4.000      6          688,402   0.17
                               4.001 -  5.000     17        1,617,276   0.41
                               5.001 -  6.000     82        7,936,534   2.01
                               6.001 -  7.000    158       14,863,334   3.76
                               7.001 -  8.000    205       21,733,978   5.49
                               8.001 -  9.000    505       56,734,867  14.34
                               9.001 - 10.000  1,110      115,093,569  29.10
                              10.001 - 11.000  1,207      105,947,415  26.78
                              11.001 - 12.000    638       47,223,037  11.94
                              12.001 - 13.000    272       16,696,971   4.22
                              13.001 - 14.000    101        5,362,453   1.36
                              14.001 - 15.000     28        1,161,265   0.29
                              15.001 - 16.000      7          379,687   0.10
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%
Margin (6 Month LIBOR)         2.001 -  3.000      2          202,955   0.05
                               3.001 -  4.000     10        1,290,506   0.33
                               4.001 -  5.000    103        9,938,739   2.51
                               5.001 -  6.000    842       88,046,832  22.26
                               6.001 -  7.000  1,529      145,431,808  36.76
                               7.001 -  8.000    994       81,419,234  20.58
                               8.001 -  9.000    424       32,383,761   8.19
                               9.001 - 10.000    198       15,321,645   3.87
                              10.001 - 11.000    116       10,046,652   2.54
                              11.001 - 12.000     50        4,422,668   1.12
                              12.001 - 13.000     13        1,147,440   0.29
                                              ------      ----------- ------
                                               4,281     $389,652,241  98.50%

Aggregate Field                   Description   Count       Balance    Pool%
Margin (CMT Loans)             4.001 -  5.000      1           30,909   0.01
                               5.001 -  6.000     21        2,511,114   0.63
                               6.001 -  7.000     20        2,086,117   0.53
                               7.001 -  8.000     14        1,293,261   0.33
                                              ------      ----------- ------
                                                  56       $5,921,402   1.50%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%
Rate Reset (6 month LIBOR)            1998/06     37        2,170,255   0.55
                                      1998/07     87        7,717,879   1.95
                                      1998/08     90        8,281,000   2.09
                                      1998/09    119       10,966,741   2.77
                                      1998/10    111        9,728,023   2.46
                                      1998/11    105        9,525,039   2.41
                                      1998/12     36        3,778,216   0.96
                                      1999/01      7        1,244,771   0.31
                                      1999/02      7          477,930   0.12
                                      1999/03      4          413,113   0.10
                                      1999/04      5          716,911   0.18
                                      1999/05     22        2,070,459   0.52
                                      1999/06     75        8,776,070   2.22
                                      1999/07    100        9,017,084   2.28
                                      1999/08     98        9,111,818   2.30
                                      1999/09    184       18,554,012   4.69
                                      1999/10    174       14,945,889   3.78
                                      1999/11    332       32,881,784   8.31
                                      1999/12    307       26,736,277   6.76
                                      2000/01    345       32,601,281   8.24
                                      2000/02    562       48,905,411  12.36
                                      2000/03    591       49,324,580  12.47
                                      2000/04    404       37,440,101   9.46
                                      2000/05    123       10,440,456   2.64
                                      2000/06      8          569,642   0.14
                                      2000/07      1          122,334   0.03
                                      2000/08      3          293,532   0.07
                                      2000/09      2           98,981   0.03
                                      2000/10      8          415,353   0.11
                                      2000/11      8          423,852   0.11
                                      2000/12      7          486,270   0.12
                                      2001/01     50        5,482,561   1.39
                                      2001/02     46        5,517,345   1.39
                                      2001/03     71        6,527,177   1.65
                                      2001/04     92        7,755,163   1.96
                                      2001/05     20        2,167,158   0.55
                                      2002/08      1          127,253   0.03
                                      2002/12      1          159,276   0.04
                                      2003/01      5          522,077   0.13
                                      2003/02      7          572,198   0.14
                                      2003/03      6          633,729   0.16
                                      2003/04     16        1,641,383   0.41
                                      2003/05      4          311,858   0.08
                                              ------      ----------- ------
                                               4,281     $389,652,241  98.50%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4



DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Rate Reset (CMT Loans)                1998/07     11        1,448,482   0.37
                                      1998/08      2          175,556   0.04
                                      1998/12      1           32,828   0.01
                                      1999/01      1           23,328   0.01
                                      1999/04      6          763,140   0.19
                                      1999/05      8          622,699   0.16
                                      1999/06     14        1,694,360   0.43
                                      1999/09      1           38,410   0.01
                                      2000/04      2          216,598   0.05
                                      2000/05      1           65,662   0.02
                                      2000/06      6          537,383   0.14
                                      2000/07      2          240,038   0.06
                                      2001/02      1           62,918   0.02
                                              ------      ----------- ------
                                                  56       $5,921,402   1.50%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.